SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549

                               FORM 8-K


                           CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 19, 2003



                         THE YORK WATER COMPANY
         (Exact name of Registrant as specified in its Charter)



Pennsylvania                       0-690                   23-1242500
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation)             File Number)        Identification No.)



130 East Market Street, York, Pennsylvania                      17401
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number including Area Code        717-845-3601




   (Former name or former address, if changed since last report.)

                         THE YORK WATER COMPANY
                                FORM 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     On October 7, 2003, Stambaugh Ness, P.C., the Registrant's principal accountants, notified the Registrant that it will decline to stand for appointment in 2004. Stambaugh Ness, P.C. has chosen not to continue to provide independent auditing services to companies who report to the Securities and Exchange Commission.

     On November 17, 2003, the Audit Committee of the Registrant's Board of Directors voted to engage Beard Miller Company, LLP as principal accountants to replace Stambaugh Ness, P.C. The change will become effective for the 2003 year end audit and will continue for the 2004 audit.

     In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim periods through September 30, 2003, there were no disagreements with Stambaugh Ness, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Stambaugh Ness' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

     The audit reports of Stambaugh Ness, P.C. on the financial statements of The York Water Company as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We have provided Stambaugh Ness, P.C. with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Stambaugh Ness' letter, dated November 19, 2003 stating that it has found no basis for disagreement with such statements.

     During the years ended December 31, 2002 and 2001 and the subsequent interim periods through the date of this Form 8-K, neither the registrant nor anyone on its behalf consulted Beard Miller Company LLP on any matters or reportable events listed in Item 304 (a)(2)(i) and (ii).

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (a) Exhibits

         16.1 Letter from Stambaugh Ness, PC, dated November 19, 2003

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 The York Water Company
                                                       (Registrant)


Dated:  November 19, 2003                    By: /S/ Kathleen M. Miller
                                                (Kathleen M. Miller)
                                                Chief Financial Officer

                                  EXHIBIT 16.1



November 19, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  205493

Gentlemen:

We have read Item 4 of Form 8-K dated November 19, 2003 of The York Water Company and are in agreement with the statements contained in the paragraphs.



/S/STAMBAUGH NESS, PC